[LETTERHEAD]

                                                                   April 8, 2005

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, DC 20549

Dear Sir or Madam:

      On behalf of State Street Research Financial Trust, I am enclosing Form SE and the related exhibits to be incorporated by reference in the direct transmission of Form N-SAR for the year ended February 28, 2005.

                                   Sincerely,


                                   /s/ Ann Collopy-Drew
                                   --------------------------------
                                       Ann Collopy-Drew

                             Washington, D.C. 20549

                         FORM SE Dated April 8, 2005
                                       -------------

         Form N-Sar                 Year ended 02/28/05         811-4911
--------------------------------    -------------------    ---------------------
Report, Schedule or Statement of     Period of Report      SEC File No. of Form
Which the Documents Are a Part       (If Appropriate)      Schedule or Statement

      State Street Research Financial Trust                     806390
--------------------------------------------------      ------------------------
(Exact Name of Registrant As Specified in Charter)      Registrantion CIK Number


--------------------------------------------------------------------------------
Name of Person Other than the Registrant Filing the Form, Schedule or Statement

             The undersigned hereby files the following documents:

Attach an exhibit index and the exhibits not filed electronically as required by
    Item 601 of Regulation S-K, the applicable Form, Schedule or Statement.

                   SIGNATURES: Complete A or B, as Appropriate
                       See General Instructions to Form SE

A. FILINGS MADE ON BEHALF OF THE REGISTRANT: The Registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, State of Massachusetts on the 8th day of April, 2005.

                                State Street Research Financial Trust
                                -------------------------------------
                                        (Name of Registrant)


                                By: /s/ Edward T. Gallivan, Jr.
                                    -------------------------------------
                                                 (Signature)


                                    Edward T. Gallivan, Jr.
                                    -------------------------------------
                                                 (Print Name)


                                    Assistant Treasurer
                                    -------------------------------------
                                                    (Title)


B. FILINGS MADE BY PERSONS OTHER THAN THE REGISTRANT: After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

----------------    ------------------------------------------------------------
    (Date)                                (Signature)

                    ------------------------------------------------------------
                    (Print the Name and Title of Each Person Who Signs the Form)

                      State Street Research Financial Trust

                                    Form SE

                          Exhibit Index for Form N-SAR

Item 77.C. Matters submitted to a vote of security holders

                        ADDITIONAL ANSWERS TO FORM N-SAR
                                      for
                     STATE STREET RESEARCH FINANCIAL TRUST

Item 77: Attachments
--------------------

SUB-ITEM 77C: Submissions of matters to a vote of security holders

                      STATE STREET RESEARCH FINANCIAL TRUST
                   Report on Special Meetings of Shareholders

State Street Research Health Sciences Fund

A Special Meeting of Shareholders of the State Street Research Health Sciences Fund, a series of State Street Research Financial Trust, was convened on December 27, 2004 ("Meeting"). The results of the Meeting are set forth below.

                                                      Votes (millions of shares)
                                                      --------------------------
Action on Proposal                                    For      Against   Abstain

--------------------------------------------------------------------------------

For All Classes of Health Sciences Fund

To approve an Agreement and Plan of
Reorganization providing for the acquisition of all
of the assets and certain stated liabilities of the
State Street Research Health Sciences Fund, a series
of State Street Research Financial Trust,
by the BlackRock Health Sciences Portfolio, a
series of BlackRock Funds .........................   2.9        0.2       0.3